BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated July 13, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated

November 27, 2019, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The title of the section and first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Richard Mejzak, CFA, and Brett Davis, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Mejzak, CFA	29 $337.7 Billion	31 $207.3 Billion	121 $47.39 Billion	0 $0	3 $2.06 Million	101 $42.03 Billion
Brett Davis, CFA*	0 $0	1 $2.99 Billion	13 $6.18 Billion	0 $0	0 $0	0 $0

*	Information provided is as of May 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Richard Mejzak’s compensation as of July 31, 2019 and Brett Davis’ compensation as of May 31, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Mejzak and Ms. Davis is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2019, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Richard Mejzak, CFA	None
Brett Davis, CFA*	None

*	Information provided is as of May 31, 2020.

Shareholders should retain this Supplement for future reference.

SAI-SO-0720SUP

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